As filed with the Securities and Exchange Commission on August 10, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

GLOBAL PAYMENTS INC.

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NNNNNNNNNNNN + C 1234567890 IMPORTANT ANNUAL MEETING INFORMATION 000004 NNNNNN ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 NNNNNNNNN ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/GPN • Or scan the QR code with your smartphone Follow the steps outlined on the secure website Shareholder Meeting Notice 1234 5678 9012 345 Global Payments Important Inc. Notice Annual Regarding Shareholder the Availability Meeting to of be Proxy Held Materials on September for the 19, 2012 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/GPN Easy Online Access — A Convenient Way to View Proxy Materials and Vote 3 When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/GPN to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step Step 3: 4: Follow Make your the instructions selection as on instructed the screen on each to log screen in. to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 9, 2012 to facilitate timely delivery. You will not otherwise receive a paper or email copy. 1 4 2 0 7 4 + 01I6TC

Shareholder Meeting Notice Global Payments Inc.’s Annual Meeting of Shareholders will be held on September 19, 2012 at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328, at 11:00 a.m. Atlanta Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 through 4. 1. The Nominees for Election of Class III Directors – 01—Alex W. Hart*, 02—William I Jacobs*, 03—Alan M. Silberstein* * Each to serve until the 2015 Annual Meeting of Shareholders, or until their respective successors are elected and qualified or until their respective earlier resignation, retirement, disqualification, removal from office or death. 2. To approve, on an advisory basis, the compensation of our named executive officers. 3. To approve the Second Amended and Restated Articles of Incorporation. 4. To ratify the reappointment of Deloitte & Touche LLP as the Company’s independent public accountants. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the Global Payments Inc. Annual Meeting Directions to the 2012 annual meeting. Using GA 400 North, take exit 5B (Sandy Springs) and drive west on Abernathy Road about one block. Turn right on Glenlake Parkway. 10 Glenlake Parkway is the first drive on the left. (The North Tower is the building to your right upon entering the circular drive). Using GA 400 South, exit 5 Abernathy Road and follow instructions above. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. 3 Internet – Go to www.envisionreports.com/GPN. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. 3 Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. 3 Email – Send email to investorvote@computershare.com with “Proxy Materials Global Payments Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by September 9, 2012. 01I6TC